                                                                    EXHIBIT 10.1

                         KOLL MANAGEMENT SERVICES, INC.

                                CREDIT AGREEMENT


         This CREDIT AGREEMENT is dated as of November 23, 1994 and entered into by and among KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and BANKERS TRUST COMPANY ("BANKERS"), as agent for Lenders (in such capacity, "AGENT").


                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, Company desires that Lenders extend certain credit facilities to Company for working capital and other general corporate purposes and for making certain acquisitions;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agent agree as follows:


SECTION 1.  DEFINITIONS

1.1 CERTAIN DEFINED TERMS.
    ---------------------

         The following terms used in this Agreement shall have the following meanings:

         "ACQUISITION LETTER OF CREDIT" means a Standby Letter of Credit described in clause (iv) of the definition thereof.

         "ACQUISITION LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Acquisition Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Acquisition Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company.

         "ACQUISITION SUBLIMIT" has the meaning assigned to that term in subsection 2.1A(i).

         "ACQUISITION SUBLIMIT UTILIZATION" means, as at any date of determination, the sum of (i) the aggregate principal amount of all Revolving Loans made on or prior to such date for the stated purpose of making Permitted Acquisitions (other than Revolving Loans made, but not yet applied, for the purpose of repaying any Refunded Swing Line

Loans made for the stated purpose of making Permitted Acquisitions) plus (ii)
                                                                    ----
the aggregate principal amount of all Swing Line Loans made on or prior to such date for the stated purpose of making Permitted Acquisitions plus (iii) the
                                                             ----
Acquisition Letter of Credit Usage.

         "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) the offered quotation (rounded upward to the
                  --------
nearest 1/16 of one percent) to first class banks in the interbank Eurodollar market by Bankers for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan of Bankers for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 10:00 a.m. (New York time) on such Interest Rate Determination Date by (ii) a percentage equal to
                                               --
100% minus the stated maximum rate of all reserve requirements (including,
     -----
without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person (other than a Subsidiary of that Person). For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Agent appointed pursuant to subsection 9.5A.

         "AGREEMENT" means this Credit Agreement dated as of November 23, 1994, as it may be amended, supplemented or otherwise modified from time to time.

         "APPLICABLE BASE RATE MARGIN" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

          Level                  Applicable Base Rate Margin
          -----                  ---------------------------
          Level I                           0.750%
          Level II                          0.500%
          Level III                         0.250%
          Level IV                          0.000%
          Level V                           0.000%

       "APPLICABLE EURODOLLAR RATE MARGIN" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

          Level                  Applicable Eurodollar Rate Margin
          -----                  ---------------------------------
          Level I                           1.750%
          Level II                          1.500%
          Level III                         1.250%
          Level IV                          1.000%
          Level V                           0.625%

       "ASSET SALE" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or
(iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries outside of the ordinary course of business excluding any such other
                                                        ---------
assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $500,000 or less.

       "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit IX annexed hereto.
        ----------

       "AUDITOR'S LETTER" means a letter, substantially in the form of Exhibit X
                                                                       ---------
annexed hereto, acknowledged and agreed to by Company and Ernst & Young LLP and delivered to Agent pursuant to subsection 4.1I.

       "BANKERS" has the meaning assigned to that term in the introduction to this Agreement.

       "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

       "BASE RATE" means, at any time, the higher of (x) the Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

       "BASE RATE LOANS" means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A.

       "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York or California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

       "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

       "CASH" means money, currency or a credit balance in a Deposit Account.

       "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date;
(ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

       "CASH PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale.

       "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit XI annexed hereto delivered by a Lender to Agent pursuant to
        ----------
subsection 2.7B(iii).

       "CHANGE OF CONTROL" means any of (a) the failure at any time of Holding to beneficially own and control 100% of the issued and outstanding shares of capital stock of Company, (b) prior to a bona fide underwritten initial public offering of Holding

Common Stock, the failure at any time of FS and/or TKC or a wholly-owned Subsidiary (collectively, the "Permitted Holders") to own and control at least a majority of the issued and outstanding shares of capital stock of Holding entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Holding ("Holding Voting Stock"), or (c) after a bona fide underwritten initial public offering of Holding Common Stock, the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by (i) any person or entity (other than any Permitted Holder) or (ii) any group of persons or entities (excluding any Permitted Holders) who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), in either case, of any Holding Voting Stock such that, as a result of such acquisition, such person, entity or group beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, 30% of more of the Holding Voting Stock then outstanding (but only to the extent that such beneficial ownership is not shared with any Permitted Holder who has the power to direct the vote thereof); provided, however, that no such Change of Control shall be
                   --------  -------
deemed to have occurred if (A) the Permitted Holders beneficially own, in the aggregate, at such time, a greater percentage of Holding Voting Stock than such other person, entity or group or (B) at the time of such acquisition, the Permitted Holders (or any of them) possess the ability (by contract or otherwise) to elect, or cause the election, of a majority of the members of the Company's Board of Directors.

       "CLOSING DATE" means the date on or before December 31, 1994, on which the initial Loans are made.

       "COLLATERAL" means any or all of the capital stock of Company and its wholly-owned Subsidiaries and any or all intercompany Indebtedness of the Company's Subsidiaries owing to Company subject to a Lien pursuant to the Collateral Documents.

       "COLLATERAL ACCOUNT" has the meaning assigned to that term in the Collateral Account Agreement.

       "COLLATERAL ACCOUNT AGREEMENT" means the Collateral Account Agreement executed and delivered by Company and Agent on the Closing Date, substantially in the form of Exhibit XII annexed hereto, pursuant to which Company may pledge
               -----------
cash to Agent to secure the obligations of Company to reimburse Issuing Lenders for payments made under one or more Letters of Credit as provided in Section 8, as such Collateral Account Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

       "COLLATERAL DOCUMENTS" means all pledge agreements, assignments, financing and continuation statements and all other instruments or documents delivered by Company or Holding pursuant to this Agreement (including but not limited to the Pledge Agreements) in order to grant to Agent on behalf of Lenders, Liens on the capital stock of Company and its wholly-owned Subsidiaries and on the intercompany Indebtedness of Company's Subsidiaries owing to Company, and all amendments, modifications and supplements thereto.

       "COMMERCIAL LETTER OF CREDIT" means any letter of credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

       "COMMITMENT FEE PERCENTAGE" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

       Level                     Commitment Fee Percentage
       -----                     -------------------------
       Level I, Level II or
        Level III                          0.375%
       Level IV or Level V                 0.250%

       "COMMITMENT TERMINATION DATE" means December 31, 1999 or such earlier date, if any, on which the Revolving Loan Commitments are terminated.

       "COMMITMENTS" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

       "COMPANY" has the meaning assigned to that term in the introduction to this Agreement.

       "COMPANY STOCKHOLDERS AGREEMENT" means the Stockholders Agreement by and among Holding, FS, KHC and TKC, as such Stockholders Agreement may be amended or modified in accordance with subsection 4.1D.

       "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of
Exhibit VI annexed hereto delivered to Agent and Lenders by Company pursuant to
- ----------
subsection 6.1(iv).

       "CONSOLIDATED ACQUISITION EBITDA" means, for any four-fiscal quarter period, EBITDA attributable to all businesses acquired during such four-fiscal quarter period by Company and its Subsidiaries.

       "CONSOLIDATED BASE BUSINESS EBITDA" means, for any four-fiscal quarter period set forth below, the correlative amount indicated:

               Four-Fiscal               Consolidated Base
         Quarter Period Ending            Business EBITDA
         ---------------------           -----------------
         December 31, 1994                  $ 5,920,000
         March 31, 1995                       7,197,000
         June 30, 1995                        7,482,000
         September 30, 1995                   7,766,000
         December 31, 1995                    8,051,000

         March 31, 1996                       8,336,000
         June 30, 1996                        8,398,000
         September 30, 1996                   8,461,000
         December 31, 1996                    8,523,000
         March 31, 1997                       8,586,000
         June 30, 1997                        8,833,000
         September 30, 1997                   9,080,000
         December 31, 1997                    9,327,000
         March 31, 1998                       9,574,000
         June 30, 1998                        9,741,000
         September 30, 1998                   9,908,000
         December 31, 1998                   10,076,000
         March 31, 1999                      10,243,000
         June 30, 1999                       10,256,000
         September 30, 1999                  10,269,000
         December 31, 1999                   10,282,000
         March 31, 2000 and thereafter       10,295,000

       "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of (i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries plus (ii) to the extent not covered by clause (i) of this
             ----
definition, the aggregate of all expenditures by Company and its Subsidiaries during that period to acquire (by purchase or otherwise) the business, property or fixed assets of any Person, or that portion of the purchase price of the stock or other evidence of beneficial ownership of any Person attributable to long-term assets that, as a result of such acquisition, becomes a Subsidiary of Company; provided that "Consolidated Capital Expenditures" shall not include
         -------- ----
expenditures for Permitted Acquisitions made in the year of the acquisition of a business or the payment of any deferred purchase price for such Permitted Acquisitions made in subsequent years.

       "CONSOLIDATED EBITDA" means, for any four-fiscal quarter period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) reasonable costs incurred in connection with the Transaction reducing Consolidated Net Income, and (vii) other non-cash items reducing Consolidated Net Income less other non-
                                                                ----
cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

       "CONSOLIDATED INTEREST EXPENSE" means, for any four-fiscal quarter period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Agent and Lenders on or before the Closing Date.

       "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that
                                                               --------
there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute (other than statutes restricting the making of dividends or distributions on stock generally), rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

       "CONSOLIDATED NET WORTH" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

       "CONSOLIDATED PRO FORMA ACQUISITION EBITDA" means, for any four-fiscal quarter period, Pro Forma EBITDA attributable to all businesses acquired by Company and its Subsidiaries during such four-fiscal quarter period as though acquired as of the first day of such period.

       "CONSOLIDATED PRO FORMA EBITDA" means, for any four-fiscal quarter period, Consolidated EBITDA for such period less Consolidated Acquisition EBITDA
                                            ----
for such period plus  Consolidated Pro Forma Acquisition EBITDA.
                ----

       "CONSOLIDATED PRO RATED EBITDA" means, for any four-fiscal quarter period, Consolidated EBITDA for such period less the portion of Consolidated
                                            ----
Acquisition EBITDA for such period that constitutes the EBITDA of all component businesses acquired during such period from and after their respective dates of acquisition by Company or any of its Subsidiaries plus the portion of
                                                  ----
Consolidated Pro Forma Acquisition EBITDA for such period that constitutes the Pro Forma EBITDA attributable to all component businesses acquired during such period from and after their respective dates of acquisition by Company or any of its Subsidiaries.

       "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

       "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements and Currency Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

       "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

       "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in currency values.

       "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

       "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

       "EBITDA" means, for any four-fiscal quarter period, for any business acquired by Company and its Subsidiaries, "Consolidated EBITDA" substituting references to such business acquired for "Company and its Subsidiaries" as used in such definition and the defined terms used therein.

       "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is
                                            --------
acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, in each case (under clauses (i) through
(iv) above) that is reasonably acceptable to Agent; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Company shall be an
                         --------
Eligible Assignee.

       "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in
Section 3(3) of ERISA, other than plans that are exempt from ERISA by reason of the regulations promulgated thereunder and Multiemployer Plans, which is, or was at any time, maintained or contributed to by Company or any of its ERISA Affiliates.

       "ENVIRONMENTAL CLAIM" means any notice of violation, claim, demand, abatement order or other order or direction by any governmental authority or any Person for any damage, including, without limitation, personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to Company, any of its Subsidiaries, any of their respective Affiliates or any Facility.

       "ENVIRONMENTAL LAWS" means all federal, state or local statutes, ordinances, orders, rules, regulations, plans or decrees and the like relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any of their respective properties.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

       "ERISA AFFILIATE", as applied to any Person, means (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

       "ERISA EVENT" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard in a material amount of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment in a material amount under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution in a material amount to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in a material amount of liability pursuant to Sections 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of a material amount of liability on Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if such withdrawal would result in a material amount of liability to the Company or an ERISA Affiliate, or the receipt by Company or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company or any of its ERISA Affiliates of a material amount of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan;
(ix) the assertion of a claim (other than routine claims for benefits) that could result in a material amount of liability against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company or any of its ERISA Affiliates in connection with any such

Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under
Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

       "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

       "EVENT OF DEFAULT" means each of the events set forth in Section 8.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

       "FACILITIES" means any and all real property (including, without limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by Company or any of its Subsidiaries; provided that any real property that is only managed but not owned, leased or operated by such Person shall not constitute "Facilities".

       "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by Agent.

       "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on March 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

       "FS" means FS Equity Partners III, L.P., a Delaware limited partnership, and FS Equity Partners International, L.P., a Delaware limited partnership.

       "FUNDING AND PAYMENT OFFICE" means the office of Agent and Swing Line Lender located at 1 BT Plaza, 130 Liberty Street, New York, New York.

       "FUNDING DATE" means the date of the funding of a Loan.

       "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

       "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

       "GUARANTY" or "GUARANTIES" means (i) the Guaranty executed and delivered by Holding on or prior to the Closing Date, substantially in the form of Exhibit XIV annexed hereto, and (ii) the Guaranties executed and delivered by Company's Subsidiaries (other than non wholly-owned Subsidiaries) on or prior to the Closing Date, each substantially in the form of Exhibit XV annexed hereto, as
                                                ----------
each Guaranty may hereafter be amended, supplemented or otherwise modified from time to time.

       "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "infectious waste", "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Environmental Laws or publications promulgated pursuant thereto; (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; and (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of the Facilities.

       "HOLDING" means KMS Holding Corporation, a Delaware corporation, and its successors or assigns.

       "HOLDING COMMON STOCK" means the shares of Holding's Common Stock, par value $.01 per share.

       "HOLDING STOCK PURCHASE" means the purchase by FS and TKC of 5,044,704 shares of Holding Common Stock from Holding pursuant to the Holding Stock Subscription Agreement.

       "HOLDING STOCK SUBSCRIPTION AGREEMENT" means the Stock Subscription Agreement by and among Holding, FS, KHC and TKC, as such Stock Subscription Agreement may be amended or modified in accordance with subsection 4.1E.

       "INDEBTEDNESS", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to

Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding obligations for further payments for businesses acquired based solely upon future earnings or cash flow and any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; provided in the case of a nonrecourse obligation the amount of such indebtedness shall be limited to the value of the property securing such indebtedness. Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and not Indebtedness.

       "INDEMNITEE" has the meaning assigned to that term in subsection 10.3.

       "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

       "INTEREST PAYMENT DATE" means (i) with respect to any Base Rate Loan, each March 1, June 1, September 1 and December 1 of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of six months "Interest
      --------
Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

       "INTEREST PERIOD" has the meaning assigned to that term in subsection
2.2B.

       "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Company or any of its Subsidiaries against fluctuations in interest rates.

       "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

       "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

       "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (other than a Person that, prior to such purchase or acquisition, was a

Subsidiary of Company), or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person other than a wholly-owned Subsidiary of Company, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales or the provision of services to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

       "ISSUING LENDER" means, with respect to any Letter of Credit, the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

       "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided
                                                                    --------
that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

       "KOLL/CC&F" means Koll/CC&F Management Services, a California general partnership.

       "LENDER" and "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include Swing Line Lender unless the context otherwise requires.

       "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1.

       "LETTER OF CREDIT FEE PERCENTAGE" means, as at any date of determination, a percentage per annum determined by the Level in effect on such date as shown below:

          Level        Letter of Credit Fee Percentage
          -----        -------------------------------
          Level I                 1.750%
          Level II                1.500%
          Level III               1.250%
          Level IV                1.000%
          Level V                 0.625%

          "LETTER OF CREDIT USAGE" means the sum of the Acquisition Letter of Credit Usage plus the Non-Acquisition Letter of Credit Usage.

          "LEVEL" means Level I, Level II, Level III, Level IV or Level V, in each case whichever is in effect on the date of determination. The applicable Level for any date shall be determined by the most recent Level Determination Certificate delivered pursuant to subsection 4.1N or 6.1(xv); provided that if a
                                                              --------
Level Determination Certificate is not delivered at the time required pursuant to subsection 6.1(xv), Level I shall be applicable from such time until delivery of a succeeding Level Determination Certificate; provided that if a Level
                                                 --------
Determination Certificate erroneously indicates a Level more favorable to Company than should be afforded by the actual calculation of the Total Leverage Ratio, Company shall promptly pay additional interest, commitment fees and letter of credit fees to correct for such error.

          "LEVEL I" means such periods during which none of Level II, Level III, Level IV and Level V is applicable.

          "LEVEL II" means such periods as the Total Leverage Ratio is greater than or equal to 1.50:1.00 and less than 2.00:1.00.
                           ---

          "LEVEL III" means such periods as the Total Leverage Ratio is greater than or equal to 1.00:1.00 and less than 1.50:1.00.
                           ---

          "LEVEL IV" means such periods as the Total Leverage Ratio is greater than or equal to 0.50:1.00 and less than 1.00:1.00.
                           ---

          "LEVEL V" means such periods as the Total Leverage Ratio is less than 0.50:1.00.

          "LEVEL DETERMINATION CERTIFICATE" means an Officers' Certificate of Company delivered on the Closing Date and thereafter in accordance with subsection 6.1(xv) setting forth in reasonable detail the Total Leverage Ratio which is applicable pursuant to the definition thereof as at the date on which such Officers' Certificate is delivered.

          "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "LOAN" or "LOANS" means one or more of the Revolving Loans or Swing Line Loans or any combination thereof.

          "LOAN DOCUMENTS" means this Agreement, the Notes, the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Collateral Account Agreement, the Guaranties, the Pledge Agreements and the Collateral Documents.

          "LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender
                                             ----
is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations
                     ----
purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing
                                                  ----
Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) plus (e) the
                                                               ----
aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

          "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries, taken as a whole, or (ii) the impairment of the ability of Company to perform, or of Agent or Lenders to enforce, the Obligations.

          "MULTIEMPLOYER PLAN" means a "multiemployer plan", as defined in
Section 3(37) of ERISA, to which Company or any of its ERISA Affiliates is contributing, or ever has contributed, or to which Company or any of its ERISA Affiliates has, or ever has had, an obligation to contribute.

          "NET CASH PROCEEDS" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including (i) taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iii) reasonable reserves established in good faith by Company to satisfy any indemnification obligations undertaken in connection with such Asset Sale or to pay other retained liabilities associated with assets or properties relating to such Asset Sale.

          "NON-ACQUISITION LETTER OF CREDIT" means a Commercial Letter of Credit or a Standby Letter of Credit which is not an Acquisition Letter of Credit.

          "NON-ACQUISITION LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Non-Acquisition Letters of Credit then outstanding plus (ii) the aggregate amount of all
                                   ----
drawings under Non-Acquisition Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company

(including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

          "NOTES" means one or more of the Revolving Notes or Swing Line Note or any combination thereof.

          "NOTICE OF BORROWING" means a notice substantially in the form of
Exhibit I annexed hereto delivered by Company to Agent pursuant to subsection
- ---------
2.1B with respect to a proposed borrowing.

          "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Agent pursuant to
            ----------
subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Agent pursuant
               -----------
to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

          "OBLIGATIONS" means all obligations of every nature of Company from time to time owed to Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

          "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate
                                    --------
with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto,
(ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "PBGC" means the Pension Benefit Guaranty Corporation (or any successor thereto).

          "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

          "PERMITTED ACQUISITION" or "PERMITTED ACQUISITIONS" means any acquisitions by purchase or otherwise by Company or any of its wholly-owned Subsidiaries of Investments in, or the property or fixed assets of, any business substantially similar to any business engaged in by Company or any of its Subsidiaries on the Closing Date; provided that (i) without the prior written
                                  --------
consent of Requisite Lenders, no one acquisition or series of related acquisitions shall require expenditures exceeding $10,000,000 (exclusive of that portion of the expenditure paid in stock of Holding or from the proceeds from the sale of equity of Holding) and (ii) the Pro Forma Total Leverage Ratio,
                                            --- -----
after giving effect to any acquisition, shall not exceed 2.50:1.00.

          "PERMITTED CONTINUING DEBT" means that certain revolving line of credit in an aggregate principal amount not to exceed $250,000 provided by NationsBank to Koll/Dawson Management Services and that certain revolving line of credit in an aggregate principal amount not to exceed $100,000 provided by Merrill Lynch & Co. (or one of its Affiliates) to Bonutto-Hofer Investments, as each may be amended, supplemented or otherwise modified from time to time.

          "PERMITTED ENCUMBRANCES" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, indemnity and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

          (v) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

          (vi) easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

          (vii) any (a) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause
     (b);

          (viii) Liens arising from filing of precautionary UCC financing statements relating solely to leases not prohibited by this Agreement;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) Liens created for the benefit of Agent and Lenders pursuant to the terms of this Agreement and the Collateral Documents; and

          (xi) Liens approved by Requisite Lenders.

          "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "PLEDGE AGREEMENT" or "PLEDGE AGREEMENTS" means the Pledge Agreement executed and delivered by Company on or prior to the Closing Date and the Pledge Agreement executed and delivered by Holding on or prior to the Closing Date, each substantially in the form of Exhibit XIII annexed hereto, as each Pledge
                                  ------------
Agreement may hereafter be amended, supplemented or otherwise modified from time to time.

          "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

          "PRIME RATE" means the rate that Bankers announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "PRO FORMA EBITDA" means, for any four-fiscal quarter period, for any business acquired during such four-fiscal quarter period as though acquired as of the first day of such period by Company and its Subsidiaries, EBITDA of such business acquired (excluding any extraordinary revenues and extraordinary expenses) as further adjusted by adding any reasonable synergies and overhead
                                 ------
savings expected to be realized and by subtracting any incremental expenses
                                       -----------
projected by Company in its assessment of the operations of such business acquired.

          "PRO FORMA TOTAL LEVERAGE RATIO" means, as at any date of determination, for any proposed Permitted Acquisition for which such ratio is being calculated, the ratio of (i) Consolidated Total Debt plus any Indebtedness being proposed to be incurred in connection with such Permitted Acquisition (including any deferred purchase price obligation constituting Indebtedness) to
(ii) Consolidated Pro Forma EBITDA for the most recent four-fiscal quarter period for which Consolidated EBITDA has been calculated giving effect to the Pro Forma EBITDA of such Permitted Acquisition.

          "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by dividing (x) the Loan Exposure of that Lender by (y) the aggregate
            --------                                      --
Loan Exposure of all Lenders, as such percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed
                                                        ------------
hereto.

          "PRO RATED PROJECTED EBITDA" means, for any four-fiscal quarter period, the portion of Pro Forma EBITDA for all businesses acquired subsequent to the Closing Date as established pursuant to subsection 6.1(xiv)(e) that constitutes EBITDA of all component businesses from and after the later of (X) the first day of such period or (Y) their respective dates of acquisition by Company or any of its Subsidiaries.

          "REFERENCE UTILIZATION" has the meaning assigned to that term in subsection 2.4A.

          "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in subsection 2.1A(ii).

          "REGISTER" has the meaning assigned to that term in subsection 2.1D.

          "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "REIMBURSEMENT DATE" has the meaning assigned to that term in subsection 3.3B.

          "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

          "REQUISITE LENDERS" means Lenders having or holding 50.1% or more of the aggregate Loan Exposure of all Lenders.

          "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding.

          "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(i), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

          "REVOLVING LOANS" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

          "REVOLVING NOTES" means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit IV annexed hereto, as they may be amended,
                             ----------
supplemented or otherwise modified from time to time.

          "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "SIGNIFICANT SUBSIDIARY" means a Subsidiary of Company having assets not less than 5% of the consolidated assets of Company and its Subsidiaries or earnings not less than 5% of the consolidated earnings of Company and its Subsidiaries.

          "SOLVENT" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such

Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "STANDBY LETTER OF CREDIT" means any standby letter of credit issued for the purpose of supporting (i) workers' compensation liabilities of Company or any of its Subsidiaries, (ii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iii) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry; and (iv) deferred payment obligations of a purchaser incurred in connection with Permitted Acquisitions; provided that
                                                              --------
Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided
                                                            --------
that "Subsidiary" shall include Company's investment in Koll/CC&F so long as Company holds not less than 50% of the total voting power of ownership interests therein.

          "SWING LINE LENDER" means Bankers, or any Person serving as a successor Agent hereunder, in its capacity as Swing Line Lender hereunder.

          "SWING LINE LOAN COMMITMENT" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(ii).

          "SWING LINE LOANS" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(ii).

          "SWING LINE NOTE" means any promissory note of Company issued pursuant to subsection 2.1E to evidence the Swing Line Loans of Swing Line Lender, substantially in the form of Exhibit V annexed hereto, as it may be amended,
                             ---------
supplemented or otherwise modified from time to time.

          "TAX" or "TAXES" means any present or future tax or government levy in the nature of a tax; provided that "TAX ON THE OVERALL NET INCOME" of a Person
                     --------
shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

          "TKC" means The Koll Company, a California corporation.

          "TOTAL LEVERAGE RATIO" means, as at any date of determination, the ratio of (i) Consolidated Total Debt to (ii) Consolidated EBITDA for the four-fiscal quarter period ending as of the last day of the fiscal quarter immediately preceding the fiscal quarter during which such date of determination occurs; except that, if the date of determination is the last day of a fiscal quarter, the four-fiscal quarter period tested shall include the preceding three fiscal quarters and the fiscal quarter then ending.

          "TOTAL UTILIZATION OF COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the
                                                                ----
aggregate principal amount of all outstanding Swing Line Loans plus (iii) the
                                                               ----
Letter of Credit Usage.

          "TRANSACTION" means the merger of KMS Acquisition Corporation with and into Company pursuant to an Agreement and Plan of Merger, dated as of July 26, 1994, by and among Company, Holding and KMS Acquisition Corporation, and any transactions contemplated thereby or related thereto.

          "WORKING CAPITAL UTILIZATION" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans made for working capital and general corporate purposes (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate amount of all
                                  ----
outstanding Swing Line Loans made for working capital and general corporate purposes plus (iii) the Non-Acquisition Letter of Credit Usage.
         ----

1.2  ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER
     ------------------------------------------------------------------------
     AGREEMENT; NO APB 16 OR 17 ADJUSTMENTS.
     --------------------------------------

          Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii),
(iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3(i) and, except for purposes of Consolidated Net Worth calculations, shall not give effect to adjustments in component amounts required or permitted by Accounting Principles Board Opinions 16 and 17 as a result of the Transaction.

1.3  OTHER DEFINITIONAL PROVISIONS.
     -----------------------------

          References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.


SECTION 2.  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  COMMITMENTS; MAKING OF LOANS; THE REGISTER; OPTIONAL NOTES.
     ----------------------------------------------------------

     A. COMMITMENTS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsection 2.1A(i) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(ii).

          (i) Revolving Loans.  Each Lender severally agrees, subject to the
              ---------------
     limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time and the Acquisition Sublimit (as hereinafter defined), to lend to Company from time to time during the period from the Closing Date to but excluding the Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5A. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on
     Schedule 2.1 annexed hereto and the aggregate original amount of the
     ------------
     Revolving Loan Commitments is $50,000,000; provided that the Revolving Loan
                                                --------
     Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan Commitments shall
     --------  -------
     be
     reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A, 2.4B(ii) and 2.4B(iii). A portion of the aggregate Revolving Loan Commitments shall be used solely for making Revolving Loans and Swing Line Loans for, and the issuance of Letters of Credit in connection with, Permitted Acquisitions (the "ACQUISITION SUBLIMIT"). The original amount of the Acquisition Sublimit is $35,000,000; provided that the amount of the Acquisition Sublimit shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4A, 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Lender's Revolving Loan
                           --------
     Commitment shall expire immediately and without further action on December 31, 1994 if the initial Revolving Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(i) for purposes other than making Permitted Acquisitions may be repaid and reborrowed to but excluding the Commitment Termination Date. Amounts borrowed under this subsection 2.1A(i) for the purpose of making Permitted Acquisitions may be repaid but shall not be reborrowed.

          Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitations that (a) in no event shall the Total Utilization of Commitments at any time exceed the Revolving Loan Commitments then in effect, (b) in no event shall the Acquisition Sublimit Utilization at any time exceed the Acquisition Sublimit then in effect and (c) in no event shall the Working Capital Utilization at any time exceed $15,000,000, as such dollar amount shall be reduced from time to time pursuant to subsections 2.4B(ii) and 2.4B(iii).

          (ii) Swing Line Loans.  Swing Line Lender hereby agrees, subject to
               ----------------
     the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5A, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $2,000,000; provided that any reduction of the Revolving Loan
                               --------
     Commitments made pursuant to subsection 2.4A, 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, Agent or Swing Line Lender.

     The Swing Line Loan Commitment shall expire on the Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; provided that the Swing Line Loan Commitment shall expire immediately
           --------
     and without further action on December 31, 1994 if the initial Revolving Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(ii) for purposes other than making Permitted Acquisitions may be repaid and reborrowed to but excluding the Commitment Termination Date. Amounts borrowed under this subsection 2.1A(ii) for the purpose of making Permitted Acquisitions may be repaid but shall not be reborrowed.

          Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation that in no event shall the Total Utilization of Commitments at any time exceed the Revolving Loan Commitments then in effect.

          With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Agent (with a copy to Company), no later than five Business Days in advance of the proposed Funding Date (which shall be a Business Day), a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders to make Revolving Loans that are Base Rate Loans not later than 12:00 Noon (New York time) on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. Company hereby authorizes Agent and Swing Line Lender to charge Company's accounts with Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

          If, as a result of any bankruptcy or similar proceeding with respect to Company, Revolving Loans are not made pursuant to this subsection 2.1A(ii) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated without giving effect to clauses (d) and (e) of the definition of Loan Exposure) of the unpaid amount together with accrued interest thereon. Upon five Business Days' notice from Swing Line Lender, each Lender shall deliver on the designated Business Day to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to evidence such participation each Lender agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to all parties. In the event any Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

          Anything contained herein to the contrary notwithstanding, (i) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided
                                                                       --------
     that such obligations of each Lender are subject to the condition that (X) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, (Y) such Lender had actual knowledge, by receipt of any notices required to be delivered to Lenders pursuant to subsection 6.1(ix) or otherwise, that any such condition had not been satisfied and such Lender failed to notify Swing Line Lender and Agent in writing that it had no obligation to make Revolving Loans until such condition was satisfied (any such notice to be effective as of the date of receipt thereof by Swing Line Lender and Agent), or (Z) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and
     (ii) Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected not to do so after the occurrence and during the continuation of a Potential Event of Default or Event of Default.

     B. BORROWING MECHANICS. Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(ii) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount; provided that Revolving Loans
                                                --------
made on any Funding Date as Eurodollar Rate Loans with a particular Interest Period shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount. Whenever Company desires that Lenders make Revolving Loans it shall deliver to Agent a Notice of Borrowing no later than 12:00 Noon (New York time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Agent a Notice of Borrowing no later than 12:00 Noon (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans and any Revolving Loans made on the Closing Date, that such Loans shall be Base Rate Loans, (iv) in the case of any Revolving Loans not made on the Closing Date, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, (v) in the case of any Revolving Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor, (vi) whether the Loans are requested for a Permitted Acquisition and (vii) in the case of Loans requested for a Permitted Acquisition, that the Pro Forma Total Leverage Ratio, after giving
                                --- -----
effect to such Permitted Acquisition, shall not exceed 2.50:1.00. Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of
- --------
a Notice of Borrowing to Agent on or before the applicable Funding Date.

          Neither Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of

Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

          Company shall notify Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

     C. DISBURSEMENT OF FUNDS. All Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Revolving Loan requested hereunder nor shall the Revolving Loan Commitment of any Lender be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Revolving Loan requested hereunder. Promptly after receipt by Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing.
Each Lender shall make the amount of its Loan available to Agent not later than 12:00 Noon (New York time) on the applicable Funding Date, in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(ii) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing Date) and 4.2 (in the case of all Loans), Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

          Unless Agent shall have been notified by any Lender prior to the Funding Date for any Revolving Loans that such Lender does not intend to make available to Agent the amount of such Lender's Revolving Loan requested on such Funding Date, Agent may assume that such Lender has made such amount available to Agent on such Funding Date and Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the customary rate set by Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D.   THE REGISTER.

          (i) Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Agent shall record in the Register the Revolving Loan Commitment and the Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any
                                             --------
     such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans.

          (iii) Each Lender shall record on its internal records (including, without limitation, any Notes held by such Lender) the amount of each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in
            --------
     such recordation, shall not affect Company's Obligations in respect of the applicable Loans; and provided, further that in the event of any
                           --------  -------
     inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

          (iv) Company, Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the

     Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Company hereby designates Bankers to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent Bankers serves in such capacity, Bankers and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

     E. OPTIONAL NOTES. If so requested by any Lender by written notice to Company (with a copy to Agent) at least two Business Days prior to the Closing Date or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to subsection 10.1) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a promissory note or promissory notes to evidence such Lender's Revolving Loans or Swing Line Loans, substantially in the form of
Exhibit IV or Exhibit V annexed hereto, respectively, with appropriate
- ----------    ---------
insertions.

2.2  INTEREST ON THE LOANS.
     ---------------------

     A. RATE OF INTEREST. Subject to the provisions of subsections 2.6 and 2.7, each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate, as the case may be. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B. The basis for determining the interest rate with respect to any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Revolving Loan is outstanding with respect to which notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          Subject to the provisions of subsections 2.2E and 2.7, the Revolving Loans shall bear interest through maturity as follows:

          (i) if a Base Rate Loan, then at the sum of the Base Rate plus the
                                                                    ----
     Applicable Base Rate Margin; or

          (ii) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin.
                     ----

          Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at a rate equal to the Base Rate plus
                                                                            ----
the Applicable Base Rate Margin minus the Commitment Fee Percentage; provided
                                -----
that in no event shall the Swing Line Loans bear interest at a rate less than the Base Rate.

          Upon delivery of the Level Determination Certificate by Company to Agent pursuant to subsection 6.1(xv), the Applicable Base Rate Margin, Applicable Eurodollar Rate Margin and Commitment Fee Percentage shall automatically be adjusted in accordance with the Level in effect as determined by such Level Determination Certificate, such adjustment to become effective on the next succeeding Business Day of the receipt by Agent of such Level Determination Certificate; provided that on the Closing Date, the Applicable
                           --------
Base Rate Margin, Applicable Eurodollar Rate Margin and Commitment Fee Percentage shall be determined in accordance with the Level in effect as determined by the Level Determination Certificate delivered by Company to Agent pursuant to subsection 4.1N.

     B. INTEREST PERIODS. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided
                                                                       --------
that:

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would
                              --------
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause
     (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Commitment Termination Date;

          (vi) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the date on which a permanent reduction of the Revolving Loan Commitments is scheduled to occur unless the sum of (a) the aggregate principal amount of Revolving Loans that are Base Rate Loans plus
                                                                            ----
     (b) the aggregate principal amount of Revolving Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date plus (c)
                                                                      ----
     the excess of the Revolving Loan Commitments then in effect over the aggregate principal amount of Revolving Loans then outstanding equals or exceeds the permanent reduction of the Revolving Loan Commitments that is scheduled to occur on such date;

          (vii) there shall be no more than 10 Interest Periods outstanding at any time; and

          (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

     D. CONVERSION OR CONTINUATION. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Revolving Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a
                                                 --------  -------
Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

          Company shall deliver a Notice of Conversion/Continuation to Agent no later than 12:00 Noon (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of

Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation,
(iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly
                            --------
confirmed in writing by delivery of a Notice of Conversion/Continuation to Agent on or before the proposed conversion/continuation date.

          Neither Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

          Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

     E. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration
        --------
of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or any Lender.

     F. COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid
                                             --------
on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3  FEES.
     ----

     A. COMMITMENT FEES. Company agrees to pay to Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of Revolving Loans outstanding (but not any Swing Line Loans outstanding) plus (ii) the
                                                             ----
Letter of Credit Usage multiplied by the Commitment Fee Percentage, such
                       -------------
commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on the first such date to occur after the Closing Date, and on the Commitment Termination Date.

     B. OTHER FEES. Company agrees to pay to Agent such other fees in the amounts and at the times separately agreed upon between Company and Agent.

2.4  PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS AND ACQUISITION
     ------------------------------------------------------------------------
     SUBLIMIT; GENERAL PROVISIONS REGARDING PAYMENTS.
     -----------------------------------------------

     A. SCHEDULED PREPAYMENTS AND REDUCTIONS OF REVOLVING LOAN COMMITMENTS AND ACQUISITION SUBLIMIT. On December 31, 1996, the Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced in an amount equal to the amount by which the Acquisition Sublimit exceeds the Acquisition Sublimit Utilization at that date. In addition, Company shall prepay first the Swing
                                                             -----
Line Loans made for Permitted Acquisitions to the full extent thereof and second
                                                                          ------
the Revolving Loans made for Permitted Acquisitions, and the Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced, on the dates and in the amounts, expressed as a percentage of the Acquisition Sublimit Utilization after giving effect to any permanent reduction made in accordance with the immediately preceding sentence (the "REFERENCE UTILIZATION"), set forth below:

                                  Scheduled Prepayment and Reduction of
 Date                    Revolving Loan Commitments and Acquisition Sublimit
- ------                   ---------------------------------------------------
June 30, 1997                       12.5% of Reference Utilization
December 31, 1997                   12.5% of Reference Utilization
June 30, 1998                       17.5% of Reference Utilization
December 31, 1998                   17.5% of Reference Utilization
June 30, 1999                       20.0% of Reference Utilization
December 31, 1999                   20.0% of Reference Utilization

    ; provided that the scheduled reductions of the Revolving Loan Commitments
      --------
    and Acquisition Sublimit set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments and Acquisition Sublimit, respectively, in accordance with subsection 2.4B(iv).

     B. UNSCHEDULED PREPAYMENTS AND REDUCTIONS IN REVOLVING LOAN COMMITMENTS AND ACQUISITION SUBLIMIT.

      (i) Voluntary Prepayments.  Company may, upon written or telephonic notice
          ---------------------
    to Agent on or prior to 12:00 Noon (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount (or such lesser amount representing payment in full). Company may, upon not less than one Business Day prior written or telephonic notice in the case of Base Rate Loans, or three Business Days' prior written or telephonic notice in the case of Eurodollar Rate Loans, given to Agent and, if given by telephone, promptly confirmed in writing to Agent (which original written or telephonic notice Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount (or such lesser amount representing payment in full); provided, however, that a Eurodollar
                                          --------  -------
    Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto. The notice shall specify whether the amounts prepaid are to be applied to outstanding Loans made pursuant to the Acquisition Sublimit. In the event that such notice does not so specify, it shall be assumed that the Loans prepaid were not made pursuant to the Acquisition Sublimit. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv).

      (ii) Voluntary Reductions of Revolving Loan Commitments and Acquisition
           ------------------------------------------------------------------
    Sublimit.  Company may, upon not less than three Business Days' prior
    --------
    written or telephonic notice confirmed in writing to Agent (which original written or telephonic notice Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Commitments at the time of such proposed termination or reduction; provided that any such partial reduction
                                       --------
    of the Revolving Loan Commitments shall be in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount; provided, further, that, after giving effect to such reduction, the Acquisition Sublimit shall not exceed the Revolving Loan Commitments then in effect. On any proposed termination or reduction date, Company may also terminate in whole or permanently reduce in part, without premium or penalty, the Acquisition Sublimit in an amount up to the lesser of (a) the amount by which the Revolving Loan Commitments shall be reduced and (b) the amount by which the Acquisition Sublimit exceeds the Acquisition Sublimit Utilization at the time of such proposed termination or reduction. Company's notice to Agent shall designate the date (which shall be a Business Day) of any termination or reduction, whether the Acquisition Sublimit shall be terminated or reduced and the amount of any partial reduction, and any termination or reduction shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitments and Acquisition Sublimit shall be applied as specified in subsection 2.4B(iv).

      (iii)  Mandatory Prepayments and Mandatory Reductions of Revolving Loan
             ----------------------------------------------------------------
    Commitments and Acquisition Sublimit.
    ------------------------------------

               (a) Prepayments and Reductions from Asset Sales.  No later than
                   -------------------------------------------
         the second Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of any Asset Sale, Company shall prepay first the Swing Line Loans made for Permitted Acquisitions to
                -----
         the full extent thereof and second the Revolving Loans made for
                                     ------
         Permitted Acquisitions, and the Revolving Loan Commitments and
         Acquisition Sublimit shall each be permanently reduced, in an amount equal to the Net Cash Proceeds of such Asset Sale. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments and Acquisition Sublimit pursuant to this subsection 2.4B(iii)(a), Company shall deliver to Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that Company shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment or a reduction of the Revolving Loan Commitments and Acquisition Sublimit pursuant to this subsection 2.4B(iii)(a), determine that the prepayments and/or reductions of the Revolving Loan Commitments and Acquisition Sublimit previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly make an additional prepayment of the Swing Line Loans or Revolving Loans made for Permitted Acquisitions, as the case may be (and the Revolving Loan Commitments and Acquisition Sublimit shall be permanently reduced), in the manner described above in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Agent an Officers' Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit. Any mandatory prepayments or reductions of the Revolving Loan Commitments and Acquisition Sublimit pursuant to this subsection 2.4B(iii)(a) shall be applied as specified in subsection 2.4B(iv).

               (b) Prepayments and Reductions Due to Issuance of Securities.  On
                   --------------------------------------------------------
         the date of receipt by Company, any of its Subsidiaries or Holding of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any Securities of such Person (excluding the proceeds of borrowings under Permitted Continuing Debt), including without limitation additional issuances of Holding Common Stock, Company shall prepay first the Swing
                                                                 -----
         Line Loans made for Permitted Acquisitions to the full extent thereof and second the Revolving Loans made for Permitted Acquisitions, and the
             ------
         Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced, in an amount equal to such net cash proceeds; provided that no such proceeds shall be required to be applied to such
         --------
         prepayments to the extent (x) such Holding Common Stock is sold to members of the management of Company, (y) such Holding Common Stock or other forms of equity are issued after December 31, 1996 and Level III, Level IV or Level V is applicable at the time of such issuance or (z) such proceeds are applied to the purchase price of a Permitted Acquisition. Any such mandatory prepayments or reductions of the Revolving Loan Commitments and Acquisition Sublimit shall be applied as specified in subsection 2.4B(iv).

           (c) Prepayments Due to Reductions or Restrictions of Revolving Loan
               ---------------------------------------------------------------
         Commitments and Acquisition Sublimit.  Company shall from time to time
         ------------------------------------
         prepay first the Swing Line Loans and second the Revolving Loans to the
                -----                          ------
         extent necessary so that the Total Utilization of Commitments shall not at any time exceed the Revolving Loan Commitments then in effect. Company shall from time to time prepay first the Swing Line Loans made
                                                -----
         for Permitted Acquisitions and second the Revolving Loans made for
                                        ------
         Permitted Acquisitions to the extent necessary so that the Acquisition
         Sublimit Utilization shall not at any time exceed the Acquisition Sublimit then in effect. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv).

               (d) Reductions of Revolving Loan Commitments and Acquisition
                   --------------------------------------------------------
         Sublimit Due to Voluntary Prepayments.  The Revolving Loan Commitments
         -------------------------------------
         and Acquisition Sublimit shall each be permanently reduced on each date that Company shall voluntarily prepay Loans pursuant to subsection 2.4B(i) in an amount equal to the amount, if any, prepaid that is applied to outstanding Revolving Loans or Swing Line Loans made pursuant to the Acquisition Sublimit. Any such mandatory reductions of the Revolving Loan Commitments and Acquisition Sublimit shall be applied as specified in subsection 2.4B(iv).

    (iv) Application of Prepayments and Unscheduled Reductions of Revolving Loan
         -----------------------------------------------------------------------
         Commitments and Acquisition Sublimit.
         ------------------------------------

           (a) Application of Voluntary Prepayments by Type of Loans.  Any
               -----------------------------------------------------
         voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which
         --------
         any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans made for the purpose
         -----
         specified, if any, to the full extent thereof and second to repay
                                                           ------
         outstanding Revolving Loans made for the purpose specified, if any, to the full extent thereof.

           (b) Application of Prepayments to Base Rate Loans and Eurodollar Rate
               -----------------------------------------------------------------
         Loans.  Considering Revolving Loans being prepaid separately, any
         -----
         prepayment thereof shall be applied first to Base Rate Loans made for the purpose specified, if any, to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

           (c) Application of Unscheduled Reductions of Revolving Loan
               -------------------------------------------------------
         Commitments and Acquisition Sublimit.  Any mandatory reduction of the
         ------------------------------------
         Revolving Loan Commitments and Acquisition Sublimit pursuant to subsection 2.4B(iii)(d) shall be applied to reduce the scheduled reductions of the Revolving Loan Commitments and Acquisition Sublimit, respectively, set forth in subsection 2.4A in inverse chronological order. Any voluntary or mandatory reduction of the Revolving Loan Commitments and Acquisition Sublimit pursuant to subsection 2.4B(ii) or subsection 2.4B(iii)(a) or 2.4B(iii)(b) shall be applied pro rata to each scheduled reduction of the Revolving Loan Commitments and Acquisition Sublimit, respectively, set forth in subsection 2.4A that is remaining at the time of such mandatory reduction.

     C.   GENERAL PROVISIONS REGARDING PAYMENTS.

      (i) Manner and Time of Payment.  All payments by Company of principal,
          --------------------------
    interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes Agent to charge its accounts with Agent in order to cause timely payment to be made to Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

      (ii)   Application of Payments to Principal and Interest.  All payments in
             -------------------------------------------------
    respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

      (iii)  Apportionment of Payments.  Aggregate principal and interest
             -------------------------
    payments in respect of the Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro Rata Share of all such payments received by Agent and the commitment fees of such Lender when received by Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Agent shall give effect thereto in apportioning payments received thereafter.

      (iv)   Payments on Business Days.  Whenever any payment to be made
             -------------------------
    hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

      (v)    Notation of Payment.  Each Lender agrees that before disposing of
             -------------------
    any Revolving Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Revolving Loans evidenced by that Revolving Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a
          --------
    notation of any Revolving Loan made under such Revolving Note shall not limit or otherwise affect the obligations of Company hereunder or under such Revolving Note with respect to any Revolving Loan or any payments of principal or interest on such Revolving Note.

2.5 USE OF PROCEEDS.
    ---------------

    A. REVOLVING LOANS; SWING LINE LOANS. The proceeds of Revolving Loans and Swing Line Loans shall be applied by Company for (i) working capital and general corporate purposes, which may include (a) the payment of fees and expenses related to the Transaction, and (b) the making of intercompany loans (y) to any of Company's wholly-owned Subsidiaries or (z) in an aggregate amount not exceeding $2,500,000 at any time, to Company's Subsidiaries which are not wholly-owned, each in accordance with subsection 7.1(iv), for their own working capital and general corporate purposes; provided that the Working Capital
                                        -------- ----
Utilization shall not at any time exceed $15,000,000, as such dollar amount shall be reduced from time to time pursuant to subsections 2.4B(ii) and 2.4B(iii), and (ii) Permitted Acquisitions; provided that the Acquisition
                                            --------
Sublimit Utilization shall not at any time exceed the Acquisition Sublimit then in effect.

     B. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6  SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.
     --------------------------------------------------

          Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

     B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the interbank Eurodollar market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

     C. ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Agent of such determination (which notice Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation (unless such borrowing or conversion does not occur by reason of the inability to determine the applicable interest rate as provided in subsection 2.6B and the illegality or impracticability to make Eurodollar Rate Loans as provided in subsection 2.6C), (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     E. BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     F. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans
- --------  -------
in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

     G. EURODOLLAR RATE LOANS AFTER DEFAULT. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default,
(i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7  INCREASED COSTS; TAXES; CAPITAL ADEQUACY.
     ----------------------------------------

     A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B, in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

      (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

      (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

      (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B.   WITHHOLDING OF TAXES.

      (i) Payments to Be Free and Clear.  All sums payable by Company under this
          -----------------------------
    Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Company or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

      (ii) Grossing-up of Payments.  If Company or any other Person is required
           -----------------------
    by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Company to Agent or any Lender under any of the Loan Documents:

           (a) Company shall notify Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it;

           (b) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on Agent or such Lender, as the case may be) on behalf of and in the name of Agent or such Lender;

           (c) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made (but net of any tax credit realized by Agent or such Lender); and

           (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

    provided that no such additional amount shall be required to be paid to any
    --------
    Lender under clause (c) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

     (iii)  Evidence of Exemption from U.S. Withholding Tax.
            -----------------------------------------------

           (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "NON-US LENDER") shall deliver to Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form 1001 or 4224 (or any successor forms), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required under the Internal Revenue Code or the regulations issued thereunder to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

           (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to subsection 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to Agent for transmission to Company two new original copies of Internal Revenue Service Form 1001 or 4224, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify Agent and Company of its inability to deliver any such forms, certificates or other evidence.

           (c) Company shall not be required to pay any additional amount to any Non-US Lender under clause (c) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a); provided that if such Lender shall have satisfied such
                       --------
         requirements on the Closing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve Company of its obligation to pay any additional amounts pursuant to clause (c) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

     C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8  OBLIGATION OF LENDERS AND ISSUING LENDERS TO MITIGATE.
     -----------------------------------------------------

          Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender under subsection 2.6C or that would entitle such Lender or

Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender or Affiliate, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such
                                                          --------
Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Agent) shall be conclusive absent manifest error.

2.9  SECURITY FOR THE LOANS.
     ----------------------

     A. PLEDGE AGREEMENTS. As security for the payment and performance of the Obligations, on or prior to the Closing Date, (i) Holding shall execute and deliver to Agent a Pledge Agreement substantially in the form of Exhibit XIII hereto pursuant to which Holding shall grant Agent a first priority perfected security interest in, and lien upon, the capital stock of Company, and (ii) Company shall execute and deliver to Agent a Pledge Agreement substantially in the form of Exhibit XIII hereto pursuant to which Company shall grant Agent a first priority perfected security interest in, and lien upon, the capital stock of each of its wholly-owned Subsidiaries and the intercompany Indebtedness of each of Company's Subsidiaries owing to Company.

     B. FURTHER ASSURANCES. Company hereby agrees to execute and deliver, and to cause to be executed and delivered, to Agent, at Company's sole cost and expense, such guaranties, financing or continuation statements, third party consents and such other amendments, agreements, documents, assignments, statements or instruments as Agent may from time to time reasonably request to evidence, perfect or otherwise implement the security for performance and repayment of the Obligations and the obligations of Holding and Company's Subsidiaries (other than non wholly-owned Subsidiaries) under the Guaranties. All of the foregoing shall be reasonably satisfactory in form and substance to Agent.

SECTION 3.  LETTERS OF CREDIT

3.1  ISSUANCE OF LETTERS OF CREDIT AND LENDERS' PURCHASE OF PARTICIPATIONS
     ---------------------------------------------------------------------
     THEREIN.
     -------

     A. LETTERS OF CREDIT. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(i) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(ii), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the forty-fifth day prior to Commitment Termination Date, that one or more Lenders issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any Lender issue (and no Lender
- --------
shall issue):

      (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Commitments would exceed the Revolving Loan Commitments then in effect;

      (ii) any Acquisition Letter of Credit if, after giving effect to such issuance, the Acquisition Sublimit Utilization would exceed the Acquisition Sublimit then in effect;

      (iii) any Acquisition Letter of Credit after December 31, 1996 except to extend the expiration date (subject to the limitations set forth in the first paragraph of this subsection 3.1A and in clause (v) below) of an expiring Acquisition Letter of Credit;

      (iv) any Non-Acquisition Letter of Credit if, after giving effect to such issuance, the Working Capital Utilization at any time would exceed $15,000,000, as such dollar amount shall be reduced from time to time pursuant to subsection 2.4B(ii) and 2.4B(iii);

      (v) any Standby Letter of Credit having an expiration date later than the earlier of (a) the forty-fifth day prior to the Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall
                      --------
    not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; provided, further that such Issuing Lender shall
                            --------  -------
    deliver a written notice to Agent setting forth the last day on which such Issuing Lender may give notice that it will not extend such Standby Letter of Credit (the "NOTIFICATION DATE" with respect to such Standby Letter of Credit) at least ten Business Days prior to such Notification Date;

    and provided, further that, unless Requisite Lenders otherwise consent, such
        --------  -------
    Issuing Lender shall give notice that it will not extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing on such Notification Date;

      (vi) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (X) the forty-fifth day prior to the Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion; or

     (vii)  any Letter of Credit denominated in a currency other than Dollars.

     B.   MECHANICS OF ISSUANCE.

      (i) Notice of Issuance.  Whenever Company desires the issuance of a Letter
          ------------------
    of Credit, it shall deliver to Agent, for its approval, a Notice of Issuance of Letter of Credit substantially in the form of Exhibit III annexed hereto
                                                     -----------
    no later than 1:00 P.M. (New York time) at least five Business Days, or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the beneficiary, (e) the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents and the verbatim text of any certificates to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing
                                                       --------
    Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents or certificates, and (f) whether the Letter of Credit is an Acquisition Letter of Credit or a Non-Acquisition Letter of Credit.

          Company shall notify the applicable Issuing Lender (and Agent, if Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

      (ii) Determination of Issuing Lender.  Upon receipt and approval by Agent
           -------------------------------
    of a Notice of Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Agent elects to issue such Letter of Credit, Agent shall promptly so notify Company, and Agent shall be the

    Issuing Lender with respect thereto. In the event that Agent, in its sole discretion, elects not to issue such Letter of Credit, Agent shall promptly so notify Company, whereupon Company may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Notice of Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Agent not to issue such Letter of Credit, Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Agent, when aggregated with Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Agent's Revolving Loan Commitment then in effect.

      (iii)  Issuance of Letter of Credit.  Upon satisfaction or waiver (in
             ----------------------------
    accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

      (iv)   Notification to Lenders.  Upon the issuance of any Letter of Credit
             -----------------------
    the applicable Issuing Lender shall promptly notify Agent and each other Lender of such issuance. Promptly after receipt of such notice, Agent shall notify each Lender of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

      (v)    Reports to Lenders.  Within 30 days after the end of each calendar
             ------------------
    quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to Agent a report setting forth for such calendar quarter the daily maximum amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

     C. LENDERS' PURCHASE OF PARTICIPATIONS IN LETTERS OF CREDIT. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and drawings thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2  LETTER OF CREDIT FEES.
     ---------------------

          Company agrees to pay the following amounts to each Issuing Lender with respect to Letters of Credit issued by it:

      (i) with respect to each Standby Letter of Credit, (a) an issuance fee equal to the greater of (Y) $500 or (Z) 0.25% per annum of the daily maximum amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee equal to the product of (X) the Letter of Credit Fee Percentage multiplied by (Y) the daily maximum amount available to be drawn
               ---------- --
    under such Standby Letter of Credit, in each case payable in arrears on and to (but excluding) each March 1, June 1, September 1 and December 1 of each year and computed on the basis of a 360-day year for the actual number of days elapsed;

      (ii) with respect to each Commercial Letter of Credit, (a) an issuance fee equal to $500 per annum and (b) a letter of credit fee equal to such rate per annum of the daily maximum amount available to be drawn under such Commercial Letter of Credit as shall be agreed to by Company and Issuing Lender, in each case payable in arrears on and to (but excluding) each March 1, June 1, September 1, and December 1 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

      (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be.

Promptly upon receipt by such Issuing Lender of any amount described in clause
(i)(b) or (ii)(b) of this subsection 3.2, such Issuing Lender shall deliver such amount to Agent for distribution by Agent to each Lender of its Pro Rata Share of such amount.

3.3  DRAWINGS AND REIMBURSEMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT.
     -------------------------------------------------------------------

     A. RESPONSIBILITY OF ISSUING LENDER WITH RESPECT TO DRAWINGS. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

     B. REIMBURSEMENT BY COMPANY OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Agent, and Company shall reimburse such Issuing Lender on the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such drawing; provided that, anything
                                                    --------
contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Agent and such Issuing Lender prior to 11:00 A.M. (New York time) on the Business Day immediately prior to the date of such drawing that Company intends to reimburse such Issuing Lender for the amount of such drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Agent requesting

Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such drawing and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such drawing, the proceeds of which shall be applied directly by Agent to reimburse such Issuing Lender for the amount of such drawing; and provided, further that if for any reason proceeds of Revolving
                  --------  -------
Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such drawing, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such drawing and any production fees incurred over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

     C.   PAYMENT BY LENDERS OF UNREIMBURSED DRAWINGS UNDER LETTERS OF CREDIT.

      (i) Payment by Lenders.  In the event that Company shall fail for any
          ------------------
    reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify Agent of the unreimbursed amount of such drawing and Agent shall notify each other Lender of its respective participation therein based on such Lender's Pro Rata Share. Each Lender shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 1:00 P.M. (New York time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date Agent was notified by such Issuing Lender. In the event that any Lender fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

      (ii) Distribution to Lenders of Reimbursements Received From Company.  In
           ---------------------------------------------------------------
    the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

     D.   INTEREST ON AMOUNTS DRAWN UNDER LETTERS OF CREDIT.

      (i) Payment of Interest by Company.  Company agrees to pay to each Issuing
          ------------------------------
    Lender, with respect to drawings made under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such drawing from the date of such drawing to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to
    (a) for the period from the date of such drawing to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

      (ii) Distribution of Interest Payments by Issuing Lender.  Promptly upon
           ---------------------------------------------------
    receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender, out of the interest received by such Issuing Lender in respect of the period from the date of such drawing to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection
    3.2 if no drawing had been made under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to and including the date on which such portion of such drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4  OBLIGATIONS ABSOLUTE.
     --------------------

          The obligation of Company to reimburse each Issuing Lender for drawings made under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

          (i)    any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries ;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the
- --------
applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5  INDEMNIFICATION; NATURE OF ISSUING LENDERS' DUTIES.
     --------------------------------------------------

     A. INDEMNIFICATION. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     B. NATURE OF ISSUING LENDERS' DUTIES. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

          In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

          Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6  INCREASED COSTS AND TAXES RELATING TO LETTERS OF CREDIT.
     -------------------------------------------------------

          In the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

      (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any Tax on the overall net income of such Issuing Lender or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

      (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

      (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.


SECTION 4.  CONDITIONS TO LOANS AND LETTERS OF CREDIT

          The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

4.1  CONDITIONS TO INITIAL REVOLVING LOANS AND SWING LINE LOANS.
     ----------------------------------------------------------

          The obligations of Lenders to make any Revolving Loans and Swing Line Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

     A. COMPANY DOCUMENTS. On or before the Closing Date, Company shall deliver or cause to be delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Closing
Date:

      (i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware and each other state in which it is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Closing Date;

      (ii) Copies of its Bylaws, certified as of the Closing Date by its corporate secretary or an assistant secretary;

      (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, certified as of the Closing Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

      (iv) Signature and incumbency certificates of its officers executing this Agreement and the other Loan Documents;

      (v) Executed originals of this Agreement, the Notes (duly executed in accordance with subsection 2.1E, drawn to the order of each Lender and Swing Line Lender and with appropriate insertions) and the other Loan Documents; and

     (vi)   Such other documents as Agent may reasonably request.

     B. HOLDING AND COMPANY'S SUBSIDIARIES DOCUMENTS. On or before the Closing Date, Company shall deliver or cause to be delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to each of Company's Subsidiaries and Holding, each, unless otherwise noted, dated the Closing Date:

      (i) Certified copies of its charter, together with a good standing certificate from its jurisdiction of incorporation and of its principal place of business, dated a recent date prior to the Closing Date;

      (ii) Copies of its Bylaws, certified as of the Closing Date by its corporate secretary or an assistant secretary;

      (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of the Guaranty and the Collateral Documents, if any, to which it is a party, certified as of the Closing Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

      (iv) Signature and incumbency certificates of its officers executing the Guaranty and the Collateral Documents, if any, to which it is a party.

     C. TRANSACTION. KMS Acquisition Corporation shall have been merged with and into Company pursuant to the laws of the State of Delaware, with Company surviving such merger and Agent and Lenders shall have received evidence of the filing of the certificates of merger (or other appropriate instruments) with the Secretary of State of the State of Delaware and each other jurisdiction in which it is necessary or advisable to make such filing.

     D. COMPANY STOCKHOLDERS AGREEMENT. The Company Stockholders Agreement shall be in full force and effect and shall not have been amended or modified without the consent of Agent and Requisite Lenders.

     E. HOLDING STOCK PURCHASE. The Holding Stock Purchase shall have occurred and each of the following conditions shall be satisfied:

      (i)    Conditions Under the Holding Stock Subscription Agreement.  (a) The
             ---------------------------------------------------------
    Holding Stock Subscription Agreement shall be in full force and effect and shall not have been amended or modified without the consent of Agent and Requisite Lenders and (b) all conditions to the Holding Stock Purchase set forth in

    Section 3 of the Holding Stock Subscription Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived by Agent and Requisite Lenders;

      (ii)   Confirmation of Closing Conditions.  Holding, TKC and FS shall have
             ----------------------------------
    delivered to Agent a certificate in form and substance satisfactory to Agent to the effect that the conditions set forth in Section 3 of the Holding Stock Subscription Agreement have been satisfied except to the extent waived in writing by Holding, TKC or FS, as appropriate, and attaching copies of any such written waivers; and

      (iii) TKC shall have contributed 1,576,470 shares of Company Common Stock to Holding and FS shall have made equity contributions to Holding in an amount of not less than $25,223,520. Upon consummation of the Transaction, all shares of the capital stock of Company shall be owned by Holding, and the ownership of Holding shall be as set forth in Schedule 4.1 annexed
                                                      ------------
    hereto (except for those shares held by the management of Company).

     F. REPAYMENT OF EXISTING DEBT. Any commitments to lend to Company and any of its Subsidiaries (other than Permitted Continuing Debt) shall have been terminated, all security interests created to secure the obligations arising in connection therewith shall have been terminated and Company shall have delivered to Agent UCC-3 termination statements (or comparable forms) and any and all other instruments of release, satisfaction and/or reconveyance (or evidence of the filing thereof) as may be necessary or advisable to terminate all such security interests and all other security interests and Liens with respect to any property or asset of such Person.

     G. OPINIONS OF COUNSEL FOR COMPANY, HOLDING AND COMPANY'S SUBSIDIARIES. Lenders and their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Riordan & McKinzie, counsel for Company, Holding and Company's Subsidiaries, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in
Exhibit VII annexed hereto and as to such other matters as Agent acting on
- -----------
behalf of Lenders may reasonably request and (ii) evidence satisfactory to Agent that Company has requested such counsel to deliver such opinions to Lenders.

     H. OPINIONS OF AGENT'S COUNSEL. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers, counsel to Agent, dated as of the Closing Date, substantially in the form of
Exhibit VIII annexed hereto and as to such other matters as Agent acting on
- ------------
behalf of Lenders may reasonably request.

     I.   AUDITOR'S LETTER.  Agent shall have received an executed Auditor's
Letter.

     J. FEES. Company shall have paid to Agent, for distribution (as appropriate) to Agent and Lenders, the fees payable on the Closing Date referred to in subsection 2.3.

     K. NO MATERIAL ADVERSE EFFECT. Since September 30, 1994, no Material Adverse Effect (in the sole opinion of Agent) shall have occurred.

     L. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. Company shall have delivered to Agent an Officers' Certificate, in form and substance satisfactory to Agent, to the effect that the representations and warranties in
Section 5 hereof are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Agent and Requisite Lenders.

     M. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

     N. DELIVERY OF LEVEL DETERMINATION CERTIFICATE. On the Closing Date, Company shall deliver a Level Determination Certificate calculated utilizing the financial statements referred to in subsection 5.3.

     O. GUARANTIES. On or before the Closing Date, Holding shall have executed and delivered to Agent a Guaranty, substantially in the form of Exhibit XIV annexed hereto, and Company's Subsidiaries (other than non wholly-owned Subsidiaries) shall each have executed and delivered to Agent a Guaranty, substantially in the form of Exhibit XV annexed hereto, each Guaranty covering such other matters requested by Agent.

     P. COLLATERAL DOCUMENTS. On or before the Closing Date, Agent shall have received the Pledge Agreements from Holding and Company and the Collateral Account Agreement from Company, in substantially the forms of Exhibits XIII and XII annexed hereto, respectively. Company shall have taken or caused to be taken such actions in such a manner so that Agent has a valid and perfected first priority security interest in the entire Collateral (subject to Liens consented to in writing by Agent and Requisite Lenders with respect to such Collateral and other Liens permitted by subsection 7.2) granted by the Collateral Documents. Such actions shall include, without limitation, the delivery pursuant to the applicable Collateral Documents of such certificates (which certificates shall be registered in the name of Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank, all in form and substance satisfactory to Agent) representing all of the shares of capital stock required to be pledged and such notes representing all of the intercompany Indebtedness required to be pledged pursuant to the Collateral Documents.

4.2  CONDITIONS TO ALL LOANS.
     -----------------------

          The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

          A. Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Agent.

          B.   As of that Funding Date:

      (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

      (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

      (iii) Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

      (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

      (v) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

      (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or 6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

4.3  CONDITIONS TO LETTERS OF CREDIT.
     -------------------------------

          The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

     A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

     B. On or before the date of issuance of such Letter of Credit, Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

     C.   On the date of issuance of such Letter of Credit:

      (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

      (ii) No event shall have occurred and be continuing or would result from the consummation of the issuance contemplated by such Notice of Issuance of Letter of Credit that would constitute an Event of Default or a Potential Event of Default;

      (iii) Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that date;

      (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the applicable Issuing Lender from issuing the Letter of Credit to be issued by it on that date;

      (v) The issuance of the Letters of Credit requested on such date shall not violate any law ; and

      (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or 6.1(x) prior to the issuance of the last preceding Letter of Credit (or, in the case of the initial Letters of Credit, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Agent or of Requisite Lenders, would be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the issuance of Letters of Credit hereunder.


SECTION 5.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, Company represents and warrants to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1  ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
     ----------------------------------------------------------------
     SUBSIDIARIES.
     ------------

     A. ORGANIZATION AND POWERS. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and to carry out the transactions contemplated thereby.

     B. QUALIFICATION AND GOOD STANDING. Company is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

     C. CONDUCT OF BUSINESS. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.13.

     D.   SUBSIDIARIES.  All of the Subsidiaries of Company are identified in
Schedule 5.1 annexed hereto, as said Schedule 5.1 may be supplemented from time
- ------------                         ------------
to time pursuant to the provisions of subsection 6.1(xvii). The capital stock or partnership interests of each of the Subsidiaries of Company identified in
Schedule 5.1 annexed hereto (as so supplemented) is duly authorized, validly
- ------------
issued, fully paid and nonassessable, as applicable, and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Company identified in Schedule 5.1 annexed hereto (as so supplemented) is a corporation duly
   ------------
organized, or a general partnership or limited partnership duly formed, and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation set forth therein, has all requisite corporate or partnership power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate or partnership power and authority has not had and will not have a Material Adverse Effect. Schedule 5.1 annexed hereto
                                                  ------------
(as so supplemented) correctly sets forth the ownership interest of Company and each of its Subsidiaries in each of the Subsidiaries of Company identified therein.

5.2  AUTHORIZATION OF BORROWING, ETC.
     --------------------------------

     A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate action on the part of Company.

     B. NO CONFLICT. The execution, delivery and performance by Company of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders.

     C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Company of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for customary UCC filings.

     D. BINDING OBLIGATION. Each of the Loan Documents has been duly executed and delivered by Company and is the legally valid and binding obligation of Company, enforceable against Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     E. VALID ISSUANCE OF COMPANY COMMON STOCK. The Company Common Stock to be outstanding after giving effect to the Transaction will be duly and validly issued, fully paid and nonassessable. No stockholder of Company has or will have any preemptive rights to subscribe for any additional equity Securities of Company. The issuance and sale of such Company Common Stock, upon such issuance and sale, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

5.3  FINANCIAL CONDITION.
     -------------------

          Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheet of Company and its Subsidiaries as at March 31, 1994 and the related consolidated statement of income, stockholders' equity and cash flows of Company and its Subsidiaries for the Fiscal Year then ended and (ii) the unaudited consolidated and consolidating balance sheets of Company and its Subsidiaries as at September 30, 1994 and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for the six months then ended. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of full footnotes. As of September 30, 1994, Company does not (and will not following the funding of the initial Loans) have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements described in clauses (i) and (ii) above or the notes thereto or in the Company's periodic reports filed with the Securities and Exchange Commission and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries.

5.4  NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.
     ---------------------------------------------------------

          Since September 30, 1994, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither

Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5  TITLE TO PROPERTIES; LIENS.
     --------------------------

          Company and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

5.6  LITIGATION; ADVERSE FACTS.
     -------------------------

          Except as set forth in Schedule 5.6 annexed hereto, there are no
                                 ------------
actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries is (i) in violation of any applicable laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (ii) subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7  PAYMENT OF TAXES.
     ----------------

          Except to the extent permitted by subsection 6.3, all tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable, and Company knows of no proposed tax assessment against Company or any of its Subsidiaries, in each case which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate
                         --------
provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8  PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS.
     --------------------------------------------------------

          A. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

          B. Neither Company nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.9  GOVERNMENTAL REGULATION.
     -----------------------

          Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10 SECURITIES ACTIVITIES.
     ---------------------

          A. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

          B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection
7.2 or 7.7 or subject to any restriction contained in any agreement or instrument, between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11 EMPLOYEE BENEFIT PLANS.
     ----------------------

          A. Company and each of its ERISA Affiliates are in compliance in all material respects with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations in all material respects under each Employee Benefit Plan.

          B.   No ERISA Event has occurred or is reasonably expected to occur.

          C. Except to the extent required under Section 4980B of the Internal Revenue Code or state law conversion right or except as set forth in Schedule
                                                                     --------
5.11 annexed hereto, no Employee Benefit Plan provides health or welfare
- ----
benefits (through the purchase of insurance or otherwise) for any retired or former employees of Company or any of its ERISA Affiliates.

          D. As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

5.12 CERTAIN FEES.
     ------------

          No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13 ENVIRONMENTAL PROTECTION.
     ------------------------

          Except as set forth in Schedule 5.13 annexed hereto:
                                 -------------

          (i) the operations of Company and each of its Subsidiaries (including, without limitation, all operations and conditions at or in the Facilities) comply in all material respects with all Environmental Laws;

          (ii) none of the operations of Company or any of its Subsidiaries is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which if adversely determined could reasonably be expected to have a Material Adverse Effect; and

          (iii) neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order or agreement with any governmental authority or private party relating to (a) prior administrative or judicial proceedings relating to the violation by Company or such Subsidiary of any Environmental Laws or (b) any Environmental Claims.

5.14 EMPLOYEE MATTERS.
     ----------------

          There is no strike or work stoppage in existence or threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.15 SOLVENCY.
     --------

          Company and each of its Significant Subsidiaries is and, upon the incurrence of any Obligations by Company on any date on which this representation is made, will be, Solvent.

5.16 DISCLOSURE.
     ----------

          No representation or warranty of Company or any of its Subsidiaries contained in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

5.17 SECURITY INTERESTS.
     ------------------

     The Liens granted to Agent on behalf of Lenders by Company and Holding pursuant to the Collateral Documents are perfected first priority Liens (except for Liens provided for in clauses (i) through (ix) of the definition of "Permitted Encumbrances") in the Collateral described therein including the proceeds and products thereof.

SECTION 6.  COMPANY'S AFFIRMATIVE COVENANTS

          Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1  FINANCIAL STATEMENTS AND OTHER REPORTS.
     --------------------------------------

          Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices sufficient to permit preparation of financial statements in conformity with GAAP. Company will deliver to Agent and Lenders:

      (i)    Monthly Financials: as soon as available and in any event within 30
             ------------------
    days after the end of each month ending after the Closing Date (except June, September and December of each year), (a) the consolidated statement of income of Company and its Subsidiaries and the statement of income for each business division for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures from the financial plan for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the results of operations of Company and its Subsidiaries for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such month and for the period from the beginning of the then current Fiscal Year to the end of such month;

      (ii)   Quarterly Financials:  as soon as available and in any event within
             --------------------
    45 days after the end of each of the first three fiscal quarters of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such fiscal quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the financial plan for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter;

      (iii)  Year-End Financials:  as soon as available and in any event within
             -------------------
    90 days after the end of each Fiscal Year, (a) the consolidated and consolidating balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its

    Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Company which report shall be unqualified, shall express no doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP (except as otherwise disclosed in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

      (iv)   Officers' and Compliance Certificates:  together with each delivery
             -------------------------------------
    of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and
    (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7;

      (v)    Reconciliation Statements:  if, as a result of any change in
             -------------------------
    accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (i), (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (i), (ii),
    (iii) or (xiii) of this subsection 6.1 following such change, consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (i),

    (ii), (iii) or (xiii) of this subsection 6.1 following such change, a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences which would have resulted if such financial statements had been prepared without giving effect to such change;

      (vi)   Accountants' Certification:  together with each delivery of
             --------------------------
    consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants
                                                --------
    shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit, and (c) stating that based on their audit nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause
    (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

      (vii)  Accountants' Reports:  promptly upon receipt thereof (unless
             --------------------
    restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

      (viii) SEC Filings and Press Releases:  promptly upon their becoming
             ------------------------------
    available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

      (ix)   Events of Default, etc.:  promptly upon any officer of Company
             -----------------------
    obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

      (x)    Litigation or Other Proceedings: promptly upon any officer of
             -------------------------------
    Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "PROCEEDINGS") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

           (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

           (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

    written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters, and promptly after request by Agent such other information as may be reasonably requested by Agent to enable Agent and its counsel to evaluate any of such Proceedings;

      (xi)   ERISA Events:  promptly upon becoming aware of the occurrence of or
             ------------
    forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

      (xii)  ERISA Notices:  with reasonable promptness, copies of (a) each
             -------------
    Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (b) all notices received by Company or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (c) such other documents or governmental reports or filings relating to any Employee Benefit Plan as Agent shall reasonably request;

      (xiii) Financial Plans:  as soon as practicable and in any event no later
             ---------------
    than 30 days after to the beginning of each Fiscal Year, a financial plan for such Fiscal Year, including without limitation (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with pro forma Compliance Certificates for such Fiscal Year, (b)
                  --- -----
    forecasted consolidated statement of income of Company and its Subsidiaries and forecasted statement of income for each business division for each month and each quarter of such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (c) such other information and projections as Agent may reasonably request;

      (xiv)  Permitted Acquisitions:  as soon as available (a) to the extent
             ----------------------
    reasonably available, the consolidated balance sheets and the related consolidated statements of income, stockholders' equity and cash flows of any entity subject to a Permitted Acquisition and its Subsidiaries as at the end of the three prior fiscal years, (b) the pro forma consolidated balance
                                                 --- -----
    sheets and the related consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for the Fiscal Year in which any Permitted Acquisition shall be made, giving effect to such Permitted Acquisition, (c) a consolidated plan and financial forecast, on an operating basis, for the Fiscal Year next succeeding the Fiscal Year in which any Permitted Acquisition is made, (d) a calculation of the Pro Forma Total Leverage Ratio giving effect to such Permitted Acquisition and (e) the projected Pro Forma EBITDA (which shall be an annualized projected amount which once established for an acquired business shall not change in subsequent fiscal periods except as otherwise provided herein), each such projected amount to be deemed acceptable to Requisite Lenders in the absence of written objection thereto by Requisite Lenders on or before 30 days following receipt of notice of such projected amount and may be subsequently revised with the consent of Requisite Lenders from time to time;

      (xv)   Level Determination Certificate:  not later than concurrently with
             -------------------------------
    the delivery of the financial statements required under subsections 6.1(ii) and 6.1(iii), Company shall deliver a Level Determination Certificate relating to the fiscal quarter most recently ended;

      (xvi)  Board of Directors:  with reasonable promptness, written notice of
             ------------------
    any change in the Board of Directors of Company;

      (xvii)  Subsidiaries:  promptly upon any Person becoming a Subsidiary of
              ------------
    Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company and (b) all of the data required to be set forth in Schedule 5.1 annexed hereto with respect to
                                ------------
    all Subsidiaries of Company (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes
                                  ------------
    of this Agreement); and

      (xviii)  Other Information:  with reasonable promptness, such other
               -----------------
    information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

6.2  CORPORATE EXISTENCE, ETC.
     -------------------------

          Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.

6.3  PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.
     ----------------------------------------------

          A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim
                                        --------
need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

          B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Holding and Company or any of its Subsidiaries).

6.4  MAINTENANCE OF PROPERTIES; INSURANCE.
     ------------------------------------

          Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used in the business of Company and its Subsidiaries (including, without limitation, Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Company will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses.

6.5  INSPECTION; LENDER MEETING.
     --------------------------

          Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Company will, upon the request of Agent or Requisite Lenders, participate in a meeting of Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or such other location as may be agreed to by Company and Agent) at such time as may be agreed to by Company and Agent.

6.6  COMPLIANCE WITH LAWS, ETC.
     --------------------------

          Company shall, and shall cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could reasonably be expected to cause a Material Adverse Effect. Company may in good faith contest any alleged non-compliance with such laws so long as no Material Adverse Effect shall be caused by reason of such contest.

6.7  ENVIRONMENTAL DISCLOSURE AND INSPECTION.
     ---------------------------------------

          A. Company shall, and shall cause each of its Subsidiaries to, exercise all due diligence to comply and cause (i) all tenants under any leases or occupancy agreements affecting any portion of the Facilities and (ii) all other Persons on or occupying such property, to comply with all Environmental Laws.

          B. Company agrees that Agent may, from time to time and in its sole and absolute discretion, retain, at Company's expense, an independent professional consultant to review any report relating to Hazardous Materials prepared by or for Company. Company and Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Agent will be obtained and shall be used by Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (i) it will indemnify and hold harmless Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (ii) neither Agent nor any Lender makes any representation or warranty with respect to such report, and (iii) by delivering such report to Company, neither Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

          C. Company shall promptly advise Lenders in writing and in reasonable detail of (i) any remedial action taken by Company or any other Person in response to (x) any Hazardous Materials on, under or about any Facility, the existence of which has a reasonable possibility of resulting in an Environmental Claim having a Material Adverse Effect, or (y) any Environmental Claim that could have a Material Adverse Effect and (ii) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for a Release of Hazardous Materials.

          D. Company shall promptly notify Lenders of (i) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could have a Material Adverse Effect or that could reasonably be expected to have a material adverse effect on any Governmental Authorization then held by Company or any of its Subsidiaries and
(ii) any proposed action to be taken by Company or any of its Subsidiaries to commence manufacturing, industrial or other operations that could reasonably be expected to subject Company or any of its Subsidiaries to additional laws, rules or regulations, including, without limitation, laws, rules and regulations requiring additional environmental permits or licenses.

          E. Company shall, at its own expense, provide copies of such documents or information as Agent may reasonably request in relation to any matters disclosed pursuant to this subsection 6.7.

6.8  COMPANY'S REMEDIAL ACTION REGARDING HAZARDOUS MATERIALS.
     -------------------------------------------------------

          Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations except when, and only to the extent that, Company's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith by Company or such Subsidiary. In the event Company or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Materials on, under or about any Facility, Company or such Subsidiary shall conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith by Company or such Subsidiary.

6.9  COLLATERAL DOCUMENTS; FURTHER ASSURANCES.
     ----------------------------------------

          Company from time to time shall or shall cause Holding to execute, deliver and file all such notices, statements and other documents and take such other steps, including but not limited to the amendment of the Collateral Documents and any financing statements prepared thereunder, as may be reasonably necessary or advisable, or that Agent may reasonably request, to render fully valid and enforceable under all applicable laws, the rights, liens and priorities of Agent on behalf of Lenders with respect to all security from time to time furnished under this Agreement or the Collateral Documents or intended to be so furnished in each case in such form and at such times as shall be reasonably satisfactory to Agent.

6.10 NEW SUBSIDIARIES.
     ----------------

          Company will notify Lenders promptly if it hereafter acquires or forms a new Subsidiary and will pledge or cause to be pledged all of the capital stock of each such Subsidiary (if wholly-owned) pursuant to Company's Pledge Agreement. Company will also cause each such wholly-owned Subsidiary to guaranty the Obligations of Company hereunder, pursuant to documentation in form and substance satisfactory to Agent.


SECTION 7.  COMPANY'S NEGATIVE COVENANTS

          Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1  INDEBTEDNESS.
     ------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Company may become and remain liable with respect to the Obligations;

          (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness representing the deferred purchase price of Permitted Acquisitions;

          (iv) Company may become and remain liable with respect to Indebtedness to any of its Subsidiaries, and any Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other Subsidiary of

    Company; provided that the aggregate amount of such intercompany
             --------
    Indebtedness owed to Company by Subsidiaries which are not wholly-owned shall not at any time exceed $3,000,000; provided further that (a) all such
                                             --------
    intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Company to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto
                                                                       --- -----
    reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

          (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto; and
                                              ------------
          (vi) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $2,500,000 at any time outstanding.

7.2  LIENS AND RELATED MATTERS.
     -------------------------

          A. PROHIBITION ON LIENS. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

          (i)  Permitted Encumbrances; and

          (ii) Liens described in Schedule 7.2 annexed hereto.
                                  ------------

     B. EQUITABLE LIEN IN FAVOR OF LENDERS. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing,
                                  --------
this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

     C. NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     D. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO COMPANY OR OTHER SUBSIDIARIES. Except as provided herein or described on Schedule 7.2, Company
                                                         ------------
will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

7.3  INVESTMENTS; JOINT VENTURES.
     ---------------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

          (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

          (ii) Company and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company;

          (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv) and Company may make loans to joint ventures not constituting Subsidiaries in an aggregate amount not exceeding $2,500,000 at any time;

          (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

          (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto;
                                               ------------

          (vi) Company and its Subsidiaries may own Investments consisting of incentive or appreciation rights under management contracts;

          (vii)  Company and its Subsidiaries may make Permitted Acquisitions;
    and

          (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $2,000,000.

7.4  CONTINGENT OBLIGATIONS.
     ----------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit and Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of other Commercial Letters of Credit in an aggregate amount not to exceed at any time $250,000 and Contingent Obligations in respect of other Standby Letters of Credit in an aggregate amount not to exceed at any time $250,000;

          (ii) Company may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements entered into for the purpose of hedging against fluctuations of floating interests rates on Indebtedness of Company and its Subsidiaries;

          (iii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

          (iv) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1 and in respect of any Investments of Company or any of its Subsidiaries permitted by subsection 7.3;

          (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed
    hereto;                                             ------------

          (vi) Company may guaranty the obligations (other than obligations constituting Indebtedness) of its Subsidiaries incurred in the ordinary course of business;

          (vii) Each of Company's Subsidiaries (other than non wholly-owned Subsidiaries) may become and remain liable with respect to Contingent Obligations under its Guaranty;

          (viii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under any agreements related to the Transaction; and

          (ix) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $500,000.

7.5  RESTRICTED JUNIOR PAYMENTS.
     --------------------------

          Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that so long as no Event of Default or
                           --------
Potential Event of Default shall exist or be caused thereby (i) Company may make Restricted Junior Payments not exceeding $50,000 per annum to enable Holding to pay its administrative expenses; (ii) Company may make Restricted Junior Payments not exceeding $750,000 in the aggregate (plus the proceeds of any Holding Common Stock sold to management after the Closing Date) to enable Holding to purchase Holding Common Stock from management of Company pursuant to the terms of subscription agreements requiring or permitting such purchase;
(iii) Company may make Restricted Junior Payments not exceeding $600,000 in the aggregate in settlement of certain stockholder litigation referred to in Company's Proxy Statement relating to the Transaction; and (iv) Company may make Restricted Junior Payments in an amount up to $16.50 per share to Company stockholders dissenting from the approval of the Transaction.

7.6  FINANCIAL COVENANTS.
     -------------------

     A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four-fiscal quarter period ending as of the last day of any fiscal quarter (or in the case of fiscal quarters ending prior to December 31, 1995, for the period from January 1, 1995 through the end of such fiscal quarter) to be less than 4.00:1.00.

     B. MINIMUM CONSOLIDATED NET WORTH. Company shall not permit Consolidated Net Worth at any time during any of the periods set forth below to be less than the correlative amount indicated:

                                                      MINIMUM
                       PERIOD                  CONSOLIDATED NET WORTH
           -------------------------------     ----------------------
           Closing Date - March 30, 1995            $22,100,000
           March 31, 1995 - March 30, 1996           23,700,000
           March 31, 1996 - March 30, 1997           26,300,000
           March 31, 1997 - March 30, 1998           29,400,000
           March 31, 1998 - March 30, 1999           33,100,000
           March 31, 1999 and thereafter             37,400,000


    C. MAXIMUM LEVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Total Debt to (ii) Consolidated Pro Forma EBITDA to exceed 3.0 to
1.0 at any time.

    D. MINIMUM CONSOLIDATED PRO RATED EBITDA. Company shall not permit Consolidated Pro Rated EBITDA for any four-fiscal quarter period to be less than the sum of the Consolidated Base Business EBITDA plus 80% of the Pro Rated Projected EBITDA.

7.7 RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.
    ----------------------------------------------------------------

         Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or fixed assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

         (i) any Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary of Company, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary of Company; provided that, in the case of such a merger, Company
                           --------
    or such wholly-owned Subsidiary shall be the continuing or surviving corporation;

         (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

         (iii) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the
                                                               --------
    consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

         (iv) subject to subsection 7.12, Company and its Subsidiaries may make Asset Sales of assets having a fair market value not in excess of $2,000,000; provided that (x) the consideration received for such assets
                --------
    shall be in an amount at least equal to the fair market value thereof; (y) the sole consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

         (v) pursuant to the exercise of rights of first refusal in favor of Koll/CC&F regarding participation in certain acquisitions made by Company and its

    Subsidiaries within a defined geographical area as specified in existing documentation thereto; and

         (vi)   Company and its Subsidiaries may engage in Permitted
    Acquisitions.

7.8 CONSOLIDATED CAPITAL EXPENDITURES.
    ---------------------------------

         Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT") set forth below opposite such Fiscal
Year:

                                            MAXIMUM CONSOLIDATED
                FISCAL YEAR ENDING          CAPITAL EXPENDITURES
                ------------------          --------------------
                     1995                     $2,200,000
                     1996                      2,200,000
                     1997                      2,500,000
                     1998                      2,500,000
                     1999                      2,500,000
                     2000 and thereafter       2,500,000


7.9 SALES AND LEASE-BACKS.
    ---------------------

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease.

7.10  SALE OR DISCOUNT OF RECEIVABLES.
      -------------------------------

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

7.11  TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.
      ---------------------------------------------

         Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any
           --------
transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries, (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries, (iii) Restricted Junior Payments permitted by subsection 7.5, (iv) a fee not exceeding $1,000,000 payable to Freeman Spogli & Co. in connection with its services in the Transaction, and (v) arrangements described in the Section entitled "Certain Transactions" (beginning at page 44) in Company's Proxy Statement relating to the Transaction and the Section entitled "Employment Matters" (beginning at page 47 thereof).

7.12  DISPOSAL OF SUBSIDIARY STOCK.
      ----------------------------

         Except for any sale of 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsections 7.7(iii) and 7.7(iv) and, except as permitted pursuant to the Collateral Documents, Company shall not:

         (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

         (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law.

7.13  CONDUCT OF BUSINESS.
      -------------------

         From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

SECTION 8.    EVENTS OF DEFAULT

         If any of the following conditions or events ("Events of Default") shall occur:

8.1 FAILURE TO MAKE PAYMENTS WHEN DUE.
    ---------------------------------

         Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

8.2 DEFAULT IN OTHER AGREEMENTS.
    ---------------------------

         (i) Failure of Company or any of its Subsidiaries to pay when due (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 8.1) in an individual principal amount of $1,000,000 or more or any items of Indebtedness with an aggregate principal amount of $1,000,000 or more or (b) any Contingent Obligation in an individual principal amount of $1,000,000 or more or any Contingent Obligations with an aggregate principal amount of $1,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries beyond the end of any grace period provided therefor with respect to any other material term of (a) any evidence of any Indebtedness in an individual principal amount of $1,000,000 or more or any items of Indebtedness with an aggregate principal amount of $1,000,000 or more or any Contingent Obligation in an individual principal amount of $1,000,000 or more or any Contingent Obligations with an aggregate principal amount of $1,000,000 or more or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3 BREACH OF CERTAIN COVENANTS.
    ---------------------------

         Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

8.4 BREACH OF WARRANTY.
    ------------------

         Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS.
    -----------------------------------

         Company shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company becoming aware of such default or (ii) receipt by Company of notice from Agent or any Lender of such default; or

8.6 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
    -----------------------------------------------------

         (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

8.7 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.
    ---------------------------------------------------

         (i) Company or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8 JUDGMENTS AND ATTACHMENTS.
    -------------------------

         Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $1,000,000 or (ii) in the aggregate at any time an amount in excess of $1,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9 DISSOLUTION.
    -----------

         Any order, judgment or decree shall be entered against Company or any of its Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10  EMPLOYEE BENEFIT PLANS.
      ----------------------

         There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company or any of its ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000; or

8.11  CHANGE IN CONTROL.
      -----------------

         A Change of Control shall have occurred.

8.12  INVALIDITY OF GUARANTY.
      ----------------------

         Any Guaranty of this Agreement for any reason, other than the satisfaction in full of all Obligations, is declared by a court of competent jurisdiction to be null and void, or Holding or any Subsidiary of Company denies that it has any further liability, including without limitation with respect to future advances by Lenders, under its Guaranty or gives notice to such effect; or

8.13  FAILURE OF SECURITY.
      -------------------

         From and after the execution, acknowledgement and filing of any Collateral Document by Company or Holding, any such Collateral Document shall be revoked by Company or Holding or shall be declared by a court of competent jurisdiction to be null and void or shall cease to be in full force and effect as a result of any change in law; or Company or Holding shall default in any material respect in the performance or observance of any material term, covenant, condition or agreement on its part to be performed or observed under such Collateral Document beyond any applicable grace period; or Lenders shall fail to have a valid, perfected and enforceable first priority Lien (subject to the Liens permitted by subsection 7.2) on Company's or Holding's right, title and interest in all or any material portion of the capital stock described therein as a result of any change in law, the expiration of any required filings or recordations with respect thereto, the declaration by a court of competent jurisdiction that such Lien is null and void or the imposition of any "super Lien" under applicable state or federal law; or Company or

Holding shall contest in any manner that such Collateral Document constitutes its valid and enforceable agreement or shall assert in any manner that it has no further obligation or liability under such Collateral Documents:

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of
- --------
Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(ii).

         Any amounts described in clause (b) above, when received by Agent, shall be held by Agent pursuant to the terms of the Collateral Account Agreement and shall be applied as therein provided.

         Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended to benefit Company and do not grant Company the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

SECTION 9.  AGENT

9.1 APPOINTMENT.
    -----------

         Bankers is hereby appointed Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agent and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries.

9.2 POWERS; GENERAL IMMUNITY.
    ------------------------

    A. DUTIES SPECIFIED. Each Lender irrevocably authorizes Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

    B. NO RESPONSIBILITY FOR CERTAIN MATTERS. Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Agent to Lenders or by or on behalf of Company to Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

    C. EXCULPATORY PROVISIONS. Neither Agent nor any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by Agent under or in connection with any of the Loan Documents except to the extent caused by Agent's gross negligence or willful misconduct. If Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders. Without prejudice to the generality of the foregoing, (i) Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders.

    D. AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF
    ------------------------------------------------------------------
    CREDITWORTHINESS.
    ----------------

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4 RIGHT TO INDEMNITY.
    ------------------

         Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Agent, to the extent that Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable
                                       --------
for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5 SUCCESSOR AGENT AND SWING LINE LENDER.
    -------------------------------------

         A. SUCCESSOR AGENT. Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company, and Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         B. SUCCESSOR SWING LINE LENDER. Any resignation or removal of Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of Bankers or its successor as Swing Line Lender, and any successor Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Agent and Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Agent and Swing Line Lender substantially in the form of Exhibit V annexed hereto, in the
                             ---------
principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.6 COLLATERAL ACCOUNT AGREEMENT.
    ----------------------------

         Each Lender hereby further authorizes Agent to enter into the Collateral Account Agreement as secured party on behalf of and for the benefit of Lenders and agrees to be bound by the terms of the Collateral Account Agreement; provided that Agent shall not enter into or consent to any amendment,
           --------
modification, termination or waiver of any provision contained in the Collateral Account Agreement without the prior consent of Requisite Lenders. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the collateral under the Collateral Account Agreement, it being understood and agreed that all rights and remedies under the Collateral Account Agreement may be exercised solely by Agent for the benefit of Lenders in accordance with the terms thereof.

9.7 COLLATERAL DOCUMENTS.
    --------------------

         Each Lender hereby further authorizes Agent to enter into the Collateral Documents as secured party on behalf of and for the benefit of Lenders and agrees to be bound by the terms of the Collateral Documents;

provided that Agent shall not enter into or consent to any amendment,
- --------
modification, termination or waiver of any provision contained in the Collateral Documents without the prior consent of Requisite Lenders. Agent may release Collateral with the consent of Requisite Lenders. Each Lender agrees that no Lender shall have any right individually to realize upon any of the collateral under the Collateral Documents, it being understood and agreed that all rights and remedies under the Collateral Documents may be exercised solely by Agent for the benefit of Lenders in accordance with the terms thereof. Agent hereby agrees to hold all collateral under the Collateral Documents executed and delivered prior to the Closing Date for the benefit of itself and Lenders.

SECTION 10.   MISCELLANEOUS

10.1  ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.
      -------------------------------------------------------------

    A. GENERAL. Each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment,
                                     --------
transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or
                              --------  -------
transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Agent and recorded in the Register as provided in subsection 10.1B(ii); provided,
                                                                  --------
further that no such sale, assignment, transfer or participation of any Letter
- -------
of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided, further that,
                                                 --------  -------
anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

    B.   ASSIGNMENTS.

         (i)    Amounts and Terms of Assignments. Each Revolving Loan
                --------------------------------
    Commitment, Revolving Loan, Letter of Credit or participation therein, or other Obligation may (a) be assigned to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company and Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 to any other Eligible Assignee with the giving of notice to Company and with the consent of Agent (which consent of Agent shall not be unreasonably withheld). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Revolving Loan Commitment, Revolving Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $1,500, in the case of an assignment in accordance with clause (a) above, or in the case of an assignment in accordance with clause
    (b) above, $3,500, and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Agent pursuant to subsection 2.7B(iii)(a). Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Revolving Loan Commitments hereunder shall be modified to reflect the

    Revolving Loan Commitment of such assignee and any remaining Revolving Loan Commitment of such assigning Lender and, if any such assignment occurs after the issuance of any Revolving Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Revolving Note, if any, to Agent for cancellation, and thereupon new Revolving Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV annexed hereto with appropriate insertions, to
                ----------
    reflect the new Revolving Loan Commitments of the assignee and/or the assigning Lender.

         (ii)   Acceptance by Agent; Recordation in Register. Upon its receipt
                --------------------------------------------
    of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Agent pursuant to subsection 2.7B(iii)(a), Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit IX
                                                                     ----------
    hereto and if Agent has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

    C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Company hereunder (including without limitation amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5,
(a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

    D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall,
      --------
as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

    E. INFORMATION. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

10.2  EXPENSES.
      --------

         Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents; (ii) all the costs of furnishing all opinions by counsel for Company (including without limitation any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Agent (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by Company; (iv) all other actual and reasonable costs and expenses incurred by Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby; and (v) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agent and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3  INDEMNITY.
      ---------

         In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend, indemnify, pay and hold harmless Agent and Lenders, and the officers, directors, employees, agents and affiliates of Agent and Lenders (collectively called the "INDEMNITEES") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such

Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes, rules or regulations and Environmental
Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including without limitation Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds of any of the Loans or the issuance of Letters of Credit hereunder or the use or intended use of any of the Letters of Credit) or the statements contained in the commitment letter delivered by any Lender to Company with respect thereto (collectively called the "INDEMNIFIED LIABILITIES"); provided
                                                                     --------
that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

10.4  SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.
      ----------------------------------------------

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Agent and each Lender a security interest in all deposits and accounts maintained with Agent or such Lender as security for the Obligations.

10.5  RATABLE SHARING.
      ---------------

         Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such
                                      --------
proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6  AMENDMENTS AND WAIVERS.
      ----------------------

         No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that any such amendment, modification, termination,
                   --------
waiver or consent which: increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; changes any Lender's Pro Rata Share; changes in any manner the definition of "Requisite Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the scheduled final maturity date of any of the Loans; postpones the date or reduces the amount of any scheduled reduction of the Revolving Loan Commitments; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit; or changes in any manner the provisions contained in subsection 8.1 or this subsection 10.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of Agent and Requisite Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(ii) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, and (iv) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Agent shall be effective without the written concurrence of Agent. Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7  INDEPENDENCE OF COVENANTS.
      -------------------------

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8  NOTICES.
      -------

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective
                        --------
until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Agent.

10.9  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
      ------------------------------------------------------

         A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

         B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
       -----------------------------------------------------

         No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11  MARSHALLING; PAYMENTS SET ASIDE.
       -------------------------------

         Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Agent or Lenders (or to Agent for the benefit of Lenders), or Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12  SEVERABILITY.
       ------------

         In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13  OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.
       ----------------------------------------------------------

         The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14  HEADINGS.
       --------

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15  APPLICABLE LAW.
       --------------

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16  SUCCESSORS AND ASSIGNS.
       ----------------------

         This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

10.17  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
       ----------------------------------------------

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION.

Company hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Company at its address provided in subsection 10.8, such service being hereby acknowledged by Company to be sufficient for personal jurisdiction in any action against Company in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against Company in the courts of any other jurisdiction.

10.18  WAIVER OF JURY TRIAL.
       --------------------

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19  CONFIDENTIALITY.
       ---------------

         Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by Company that in any event a Lender may make disclosures reasonably required by (y) any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein so long as such Lender informs such assignee, transferee or participant of the confidential nature of such non-public information or (z) as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that,
- --------
unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to
- --------  -------
return any materials furnished by Company or any of its Subsidiaries.

10.20  COUNTERPARTS; EFFECTIVENESS.
       ---------------------------

         This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.



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                                      105

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         COMPANY:

                        KOLL MANAGEMENT SERVICES, INC.


                        By:
                            ------------------------------
                        Title:
                               ---------------------------


                        Notice Address:
                             4343 Von Karman Avenue
                             Newport Beach, California 92660
                             Attn:  President

         LENDERS:

                        BANKERS TRUST COMPANY,
                        individually and as Agent

                        By:
                            ------------------------------
                        Title:
                               ---------------------------


                        Notice Address:
                             Bankers Trust Company
                             1 BT Plaza
                             130 Liberty Street, 23rd Floor
                             New York, New York  10006
                             Attn: Mary Jo Jolly

                        With a copy to:
                             Bankers Trust Company
                             300 South Grand Avenue, 41st Floor
                             Los Angeles, California  90071
                             Attn: Cristie Sheffield

                        BERLINER HANDELS- UND
                          FRANKFURTER BANK



                        By:
                            ------------------------------
                        Title:
                               ---------------------------


                        By:
                            ------------------------------
                        Title:
                               ---------------------------

                        Notice Address:
                             55 East 59th Street, 8th Floor
                             New York, New York  10022
                             Attn: